UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

         Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report: May 31, 2000
             Date of Earliest Event Reported: Not Applicable


                                         COUNTRYWIDE CREDIT INDUSTRIES, INC.
                     (Exact name of registrant as specified in its chapter)


Delaware                       1-8422                              95-4083087
(State or other jurisdiction  (Commission                          (IRS Employer
of incorporation)              Number)                       Identification No.)

  4500 PARK GRANADA, CALABASAS CA                                         91302
(Address of principal executive offices)                              (Zip Code)




             Registrant's telephone number, including area code: (818) 225-3000




























ITEM 5.  OTHER EVENTS


         Countrywide  Credit  Industries,  Inc.  ("CCI"),  is  hereby  filing as
Exhibit 99.15 hereto a copy of the Financial Statements and Report of Independent Certified Public Accountants for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CCI in order to make the financial information contained herein available to the general public.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.                Description

         99.15 Financial Statements and Report of Independent Certified Public Accountants for the period beginning March 1, 1999 and ending February 29, 2000.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: May 30, 2000

                                            COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                                 By: /s/ Standford L. Kurland

                                                     Standford L. Kurland

                           Senior Managing Director and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description

         99.15 Financial Statements and Report of Independent Certified Public Accountants for the period beginning March 1, 1999 and ending February 29, 2000.